Exhibit 99.77(q)(1)

Item 77Q-1 Exhibits

(e)(1)

Investment Management Agreement between ING Separate Portfolios Trust (“Registrant”) and ING Investments, LLC  dated May 13, 201– Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Form N-1A Registration Statement on September 25, 2013 and incorporated herein by reference.

(e)(2)

Waiver Letter dated May 13, 2013 between ING Investments, LLC and the Registrant (with respect to Class P shares of ING Investment Grade Credit Fund) – Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Form N-1A Registration Statement on September 25, 2013 and incorporated herein by reference.

(e)(3)

Waiver Letter dated May 13, 2013 regarding the investment management fee for ING Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund for the period from May 13, 2013 through August 1, 2014– Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Form N-1A Registration Statement on September 25, 2013 and incorporated herein by reference.

(e)(4)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated May 13, 2013 – Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Form N-1A Registration Statement on September 25, 2013 and incorporated herein by reference.

(e)(5)

Waiver Letter dated May 13, 2013 between ING Investments, LLC and ING Investment Management Co. LLC (with respect to ING Investment Grade Credit Fund) –Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Form N-1A Registration Statement on September 25, 2013 and incorporated herein by reference.

(e)(6)

Form Of Waiver Letter dated May 13, 2013 regarding the sub-advisory fee for ING Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund – Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Form N-1A Registration Statement on September 25, 2013 and incorporated herein by reference.